UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 21, 2015

Control4 Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36017	42-1583209
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11734 S. Election Road

Salt Lake City, Utah 84020

(Address of principal executive offices) (Zip code)

(801) 523-3100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of a  New Chief Financial Officer

The Board of Directors (the “Board”) of Control4 Corporation (the “Company”) appointed Mark Novakovich as the Company’s Chief Financial Officer, effective as of August 25, 2015.  Mr. Novakovich has been with Control4 since 2004 and currently serves as the Company’s Vice President of Finance.   For the last several years, Mr. Novakovich has been responsible for all of Control4’s finance and accounting operations, as well as its tax, treasury, order management, and internal control activities.

Prior to his employment with Control4, Mr. Novakovich held several senior finance positions including Chief Financial Officer at Lineo, a global provider of embedded Linux products, tools and services (acquired by Motorola); and Corporate Controller at I-Link, a developer of VOIP technology and products.  Mr. Novakovich began his career in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers).    Mr. Novakovich is a Certified Public Accountant and received his Bachelor’s of Accounting from Brigham Young University in 1992.

Pursuant to his role as Vice President of Finance, Mr. Novakovich entered into the Company’s standard Indemnification Agreement on August 2, 2013, the form of which was included as Exhibit 10.1 to Company’s S-1, filed with the Securities and Exchange Commission on July 1, 2013.  There are no other arrangements or understandings between Mr. Novakovich and any other persons pursuant to which Mr. Novakovich was appointed as the Chief Financial Officer of the Company.

Departure of the Chief Financial Officer

On August 21, 2015,  Dan Strong submitted his written resignation as Chief Financial Officer of the Company, effective as of August 25, 2015. Mr. Strong will continue as an employee of the Company until September 30, 2015.  Mr. Strong’s departure is not due to a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.    Pursuant to the terms of a Separation Agreement with the Company dated August 24, 2015 (the “Separation Agreement”), Mr. Strong released the company from any and all claims he might have had related in any way to his employment with the Company, to the fullest extent permitted by law, as well as confirmed that he will comply with, among other things, the surviving restrictions related to confidentiality, non-solicitation, and non-competition as set forth in his Employment Agreement, and will be providing part time consulting services to the Company through April 2016.

Press Release

On August 25, 2015, the Company issued a press release regarding certain of the matters described in this Item 5.02 of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press release of Control4 Corporation, dated August 25, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Control4 Corporation

By:	/s/ Martin Phaehn
Martin Phaehn Chief Executive Officer

Dated: August 25, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release of Control4 Corporation, dated August 25, 2015